EXHIBIT 32.1
                                  ------------


                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER, AND
                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the quarterly report on Form 10-QSB of Raser Technologies Inc. (the "Registrant") for the quarter ended September 30, 2004, we, the undersigned Chief Executive Officer and Chief Financial Officer of the Registrant, respectively, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on our knowledge:

         1.   The  quarterly  report fully  complies  with the  requirements  of
              Section 13(a) of the Securities Exchange Act of 1934; and

         2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


November 5, 2004                                   /s/  Kraig Higginson
----------------                                   --------------------
    (Date)                                         Kraig Higginson,
                                                   Chief Financial Officer
                                                   (principal financial officer)

November 5, 2004                                   /s/  William Dwyer
----------------                                   ------------------
    (Date)                                         William Dwyer,
                                                   Chief Financial Officer
                                                   (principal financial officer)